EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vertex Energy, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2012, as filed with the Securities and Exchange Commission (the "Report"), I, Chris Carlson, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2012	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer (Principal Accounting Officer)